UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Transuite.Org Inc.
(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-56476	30-1129581
(Commission File Number)	(IRS Employer Identification No.)

732 S 6th St # 4304

Las Vegas, NV 89101

(Address of principal executive offices and zip code)

(775) 295-4295

(Registrant’s telephone number including area code)

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Transuite.Org Inc.

732 S 6th St # 4304

Las Vegas, NV 89101

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

Transuite.Org Inc., a Nevada corporation, (the “Company”), hereby notifies our stockholders of record (the “Stockholders of Record”) who hold shares of our common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on February 27, 2026, that our Board of Directors and stockholders holding a majority of our outstanding voting capital stocks have approved the following corporate actions (the “Corporate Actions”):

1)	adoption of Amended and Restated Articles of Incorporation to amend and restate our Articles of Incorporation; and

2)	approval of the 2025 Equity Incentive Plan and the reservation of 7,000,000 shares under the Plan.

The Corporate Actions were approved by our Board of Directors on February 27, 2026. Also, on February 27, 2026, stockholders holding an aggregate of 38,336,413 shares of common stock, representing approximately 52.5% of the voting power of the outstanding capital stock of the Company (the “Majority Stockholders”), approved the Corporate Actions by written consent in accordance with the Nevada Revised Statutes(the “NRS”).

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS NOTICE AND ACCOMPANYING INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. We anticipate that the Corporate Actions will be effective not earlier than at least 20 days from the date this Notice and accompanying Information Statement are first mailed to our Stockholders of Record. You are urged to read the accompanying Information Statement in its entirety for a description of the Corporate Actions. This Notice and the accompanying Information Statement are first being mailed to our Stockholders of Record on or about March 10, 2026. This Notice and the accompanying Information Statement are being furnished only to inform our stockholders of the Corporate Actions in accordance with the NRS and Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

Please feel free to call us at (775) 295-4295 should you have any questions on the Corporate Actions discussed in the accompanying Information Statement.

By the Order of the Board of Directors

/s/ Mengqing Fan
Mengqing Fan Chief Executive Officer

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Transuite.Org Inc.

732 S 6th St # 4304

Las Vegas, NV 89101

(775) 295-4295

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished to the Stockholders of Record of Transuite.Org Inc., a Nevada corporation, to advise them that our Board of Directors and stockholder holding a majority of our outstanding voting capital stock have approved the following Corporate Actions:

1)

adoption of Amended and Restated Articles of Incorporation to amend and restate our Articles of Incorporation (the “Amended and Restated Articles”), substantially in the form attached hereto as Exhibit A.; and

2)	approval of the Company’s 2025 Equity Incentive Plan and the reservation of 7,000,000 shares under the Plan.

The Corporate Actions were approved by our Board of Directors on February 27, 2026. Also, on February 27, 2026, the Majority Stockholders holding 38,336,413 shares of common stock, representing approximately 52.5% of the voting power of the outstanding capital stock of the Company, approved the Corporate Actions by written consent in accordance with NRS.

As used herein (except as expressly indicated or unless the context otherwise requires), references to the “Company,” “we,” “our” and “us” refer to Transuite.Org Inc., a Nevada corporation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has authorized the close of business on February 27, 2026, as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive notice of the Corporate Actions and this Information Statement (the “Stockholders of Record”).

As of February 27, 2026, the Company’s authorized capitalization consisted of 75,000,000 shares of Common Stock, of which 73,011,109 shares of Common Stock are issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The Majority Stockholders, holding a total of 38,336,413 shares of Common Stock, which represent approximately 52.5% of the voting power of the outstanding capital stock of the Company, approved the Corporate Actions by written consent on February 27, 2026.

Section 78.320 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholder’ meeting convened for the specific purpose of such action. The NRS, however, require that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any Corporate Actions without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to a company.

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This Information Statement is first being mailed on or about March 10, 2026, to our Stockholders of Record and is being delivered to inform the Stockholders of Record of the Corporate Actions in accordance with Rule 14c-2 of the Exchange Act and the requirements of the NRS. We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of the actions taken.

The Company anticipates that the Corporate Actions will become effective as soon as practicable but in no event will they become effective until at least 20 days after the date this Information Statement is first mailed to our stockholders pursuant to Rule 14c-2 of the Exchange Act and the Amended and Restated Articles are filed with the Nevada Secretary of State.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO APPRAISAL OR DISSENTERS’ RIGHTS

The NRS does not provide for dissenter’s rights or appraisal rights in connection with the Corporate Actions nor have we provided for such rights in our Amended and Restated Articles of Incorporation, or our Bylaws, as amended.

CORPORATE ACTION NO. 1

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our Board of Directors has determined that the current Articles of Incorporation of the Company, consisting solely of the Nevada Secretary of State one page form, are inadequate for our current and anticipated future needs. Therefore, on February 27, 2026, the Board of Directors resolved that it would be in the best interests of the Company and its stockholders to amend and restate the Articles of Incorporation of the Company in the form of the Amended and Restated Articles. There are several key substantive differences between the current Articles of Incorporation of the Company and the Amended and Restated Articles, as follows:

(1)	The Amended and Restated Articles will increase our authorize Common Stock from 75,000,000 to 1,000,000,000 shares.

We are currently authorized to issue a total 75,000,000 shares of Common Stock. Of this amount,  73,011,109 shares of common stock were outstanding as of the Record Date.

We also require additional shares of common stock to support our growth, and for use as collateral for securing loans, and for equity compensation plans. Finally, under our M&A strategy, we will require the issuance of shares either as part of the payment for acquisitions or to raise the necessary cash.  While we have no current M&A plans to issue shares of our Common Stock, aside from the stock exchange presented below, we feel it appropriate to increase our authorized number of Common Stock in the event we encounter potential financing or strategic acquisition transactions that require the issuance of shares.

As a result of the foregoing, our Board of Directors has determined that it is in our best interest to increase the number of authorized shares of common stock. In addition, the Board of Directors believes that the Amendment will provide us with greater flexibility by increasing our authorized capital to allow us to issue additional shares of common stock as the Board of Directors deems necessary or advisable.

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The Board of Directors believes that an increase in the total number of shares of authorized common stock will give us greater flexibility in responding quickly to advantageous financing and business opportunities that involve the direct or indirect issuance of additional shares of common stock and attracting and retaining key personnel through the issuance of stock incentive awards. The Amendment to increase our authorized common stock will not have any immediate effect on the rights of existing stockholders. However, our Board of Directors will have the authority to issue authorized common stock or other securities convertible into or exercisable or exchangeable for common stock without requiring future stockholder approval of such issuances, except as may be required by our Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of our company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

The Board of Directors is not currently aware of any attempt to take over or acquire our company. While it may be deemed to have potential anti-takeover effects, the Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

One of the effects of the increase in authorized share capital, if adopted, however, may be to enable the Board to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (including private placements) in which the number of our outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of our company. Such action, however, could discourage an acquisition of our company, which the stockholders of the Company might view as desirable.

Effect on Outstanding Common Stock

The additional shares of common stock authorized by the Amendment will have the same privileges as the shares of common stock currently authorized and issued. Stockholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of common stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The issuance of any additional shares of common stock may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of common stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of common stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

The Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

Interests of Certain Persons in the Action

Aside from the holders of preferred stock that may convert their securities into common stock, and shares required for potential acquisitions, we do not believe that there are stockholders with interests in the Amended and Restated Articles that are different from or greater than those of any other of our stockholders.

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Anti-Takeover Effects

Although the Amended and Restated Articles is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of common stock without further action by the stockholders may have the effect of delaying or preventing a change in control of our company, may discourage bids for our common stock at a premium over the prevailing market price and may adversely affect the market price of our common stock. As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over our company or of any present attempt to acquire a large block of our common stock.

(2)	The Amended and Restated Articles will authorize our Board of Directors to designate and issue up to 100,000,000 shares of Preferred Stock.

ARTICLE III of the Amended and Restated Articles adds 100,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them.

These provisions of the Amended and Restated Articles give the Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. These provisions of the Amended and Restated Articles provide the Company increased financial flexibility in meeting future capital requirements by providing another type of security in addition to the Company’s Common Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance of Preferred Stock in exchange for cash as a means of obtaining capital for use by the Company or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While shares of Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by such Preferred Stock outweighs such possible disadvantages. To the extent that the Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover effects, the Preferred Stock could encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves the Company’s stockholders’ interests.

The issuance of shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of shares of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

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The Company may issue shares of Common Stock as a dividend in respect of any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

(3)	The Amended and Restated Articles establish the number of directors and filling of vacancies.

ARTICLE IV of the Amended and Restated Articles delegates authority to the Board to fix the precise number of directors, subject to a cap of 13 directors, and refers to the Bylaws on election of directors and filling of vacancies.  Under ARTICLE VII of the Amended and Restated Articles, the Board of Directors is expressly granted the exclusive power to make, amend, alter, or repeal the Bylaws of the Company.  This grants considerable authority to our Board of Directors to set the number of directors and to fill vacancies without shareholder approval.

(4)	The Amended and Restated Articles provide limitation of liability of directors and officers.

ARTICLE IV of the Amended and Restated Articles contains provisions relating to the limitation of liability of the directors and officers of the Company. They generally provide that the personal liability of the directors and officers of the Company is eliminated to the fullest extent permitted by the NRS, as the same exist or later may be amended. In addition, they provide that no director or officer of the Company will be liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (a) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (b) the payment of dividends in violation of NRS Section 78.300. ARTICLE IV of the Amended and Restated Articles provides that no amendment, modification or repeal of the limitation of liability provisions contained in ARTICLE IV of the Amended and Restated Articles applies to or has any effect on the liability or alleged liability of any director or officer of the Company for or with respect to any act or omission of such director or officer having occurred before such amendment, modification or repeal, except as otherwise required by law.

(5)	The Amended and Restated Articles opt out of Nevada’s combination with interested directors’ statutes.

ARTICLE V is added to the Amended and Restated Articles to elect not to be governed by provisions relating to certain combinations with interested shareholders. NRS 78.411 to 78.444, inclusive, regulate combinations with interested stockholders for two years after the date the person first became an interested director. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be lifted only by advance approval by a corporation’s board of directors. After the two-year period, combinations remain prohibited unless (a) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (b) the interested stockholders satisfy certain fair value requirements. Nevertheless, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. Companies are entitled to opt out of these business combination provisions.

(6)	The Amended and Restated Articles opts out of Nevada’s acquisition of controlling interest statutes.

ARTICLE VI is added to the Amended and Restated Articles to eliminate application of the provisions related to the acquisition of a controlling interest. Under NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (a) one fifth or more but less than one third, (b) one third or more but less than a majority, or (c) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

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NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified.

(7)	The Amended and Restated Articles provides for forum for adjudication of disputes.

ARTICLE VIII is added to the Amended and Restated Articles to adopt a forum selection provision to require that any or all internal corporate claims, including claims made in the right of the corporation, shall be brought solely and exclusively in any or all of the courts of the State of Nevada.

ARTICLE VIII requires that the state or federal courts located in Clark County, Nevada, shall be the exclusive venue for any internal action or any concurrent jurisdiction action, including (a) any stockholder derivative action; (b) any action for breach of fiduciary duty against our officers, directors, employees, or stockholders; (c) any action asserting a claim arising pursuant to any provision of the NRS; (d) any action asserting a claim arising pursuant to any provision of our Articles of Incorporation or Bylaws (as either may be amended from time to time); or (e) any action against us governed by the internal affairs doctrine. Although this provision does not limit any substantive stockholder rights, it restricts stockholders’ ability to select the forum for any of the actions described above and requires that any such action must be brought in Nevada. The purpose of this provision is to direct any such stockholder actions to a single forum which is most familiar with, and most readily able to apply, the corporate law of Nevada. Stockholders who may seek to bring such actions against us, however, may find that the Nevada forum is less convenient to them than the forum of their choice.

The adoption of this provision does not apply to all suits brought to enforce any duty or liability created by the Exchange Act, or the rules or regulations thereunder. All suits arising under the Exchange Act are subject to the exclusive jurisdiction of the federal courts pursuant to Section 27 of the Exchange Act, which provides that Federal courts have the sole authority to adjudicate all suits in equity and actions at law brought to enforce any liability or duty under that subchapter, including suits arising from the Exchange Act, or the rules and regulations thereunder. All such suits must only be filed in the federal courts and are not subject to our adoption of this provision.

All suits brought to enforce any duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations thereunder, are subject to the concurrent jurisdiction of federal and state courts pursuant to Section 22 of the Securities Act, which provides that the courts of the United States, concurrent with any State or territorial courts, shall have jurisdiction of all suits in equity and actions at law brought to enforce any liability or duty created under that subchapter, including the Securities Act and the rules and regulations promulgated by the Commission in respect thereto. Therefore, any suits arising under the Securities Act may be filed in either a state court, federal court or the court of any U.S. Territory. Insofar as federal, state and territorial courts have concurrent jurisdiction over claims to enforce a duty or liability under the Securities Act, it is uncertain that our adoption of this provision would preclude claims filed in a state or territorial court other than in Nevada.

As a result of the adoption of this provision, internal claims brought against us not arising under Section 27 of the Exchange Act, including, but not limited to derivative actions, can only be brought in Nevada State courts in Clark County, or in the federal district court for the District of Nevada. Any forum selection clauses existing prior to the amendment are not subject to our adoption of this provision.

Adoption of this provision requires prospective plaintiffs to litigate internal claims or concurrent jurisdiction actions, not otherwise subject to Sections 27 and 22 of the Exchange Act, solely in Clark County, Nevada. There are possible risks and burdens to pursuing internal claims solely in Nevada. Prospective out of state plaintiffs may find litigating claims in Nevada to be costly and not convenient in comparison to other jurisdictions. Additional costs may have the effect of inhibiting and/or discouraging the assertion and pursuit of prospective claims. Further, the application of Nevada law to any prospective claim may be disadvantageous when compared to other state’s laws, rules and regulations, and this may effectively discourage prospective claims.

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Management believes that having the forum selection provision allows for (x) the consolidation of multi-jurisdiction litigation, (y) avoidance of state court forum shopping, and (z) provides efficiencies in managing the procedural aspects of securities litigation. Given these considerations, the Board has determined that it is in the best interests of the Company and its stockholders that our Amended and Restated Articles include this forum selection provision.

CORPORATE ACTION NO. 2

APPROVAL OF THE PLAN

On October 14, 2025, the Board of Directors of the Company adopted the Company’s 2025 Stock Incentive Plan (the “Plan”).  On the Record Date, the Majority Stockholders, by written consent, approved the Plan.

The purpose of the Plan is attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to employees, directors and consultants of the Company, and to promote the success of the Company’s business. Under the Plan the Company may issue up to an aggregate total of 7,000,000 shares of the Company’s common stock.

A copy of the Plan has been filed with the SEC on October 14, 2025 in our Current Report on Form 8-K as Exhibit 10.1. The 7,000,000 shares reserved under the Plan were registered with the SEC on Form S-8 on October 14, 2025. The following summary of the material provisions of the Plan is qualified in its entirety by reference to the complete text of the Plan.

Eligible Participants

Any director, employee or consultant of the Company and any affiliate of the Company is eligible to be designated a participant in the Plan. However, incentive stock options (“ISOs”) may be granted only to employees.

Plan Administration

The Plan will be administered by the Company’s Board of Directors, or a committee appointed by the Board of Directors. The Board may determine persons eligible for grants and the timing, type, amount, fair market value and other provisions of such grants.

The Board will have authority, subject to the express provisions of the Plan, to construe the Plan and the award agreements granted pursuant to the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to promote the best interests of the Company. The Board may suspend or terminate the Plan at any time.

Awards Under the Plan

The Plan provides for the granting of (i) ISOs, which qualify as incentive stock options under the Internal Revenue Code (the “Code”), (ii) non-qualified options which do not qualify as incentive stock options under the Code (“NQSO”), restricted stock, restricted stock units, performance shares, performance units, or other incentive payable in shares of common stock as may be designated by the Board from time to time. Any options that expire prior to exercise or shares of stock which are forfeited will become available for new grants.

ISOs may not be granted at a purchase price less than the fair market value of the common stock on the date of grant (or, for an option granted to a person holding more than 10% of the Company’s voting stock, at less than 110% of fair market value). No option granted under the Plan will be exercisable after 10 years (five years in the case of a 10% shareholder) or such shorter period as specified in the option agreement. An option will not be transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the option holder only by the option holder.

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If an option holder’s service with the Company terminates (other than for death or disability) the option holder may exercise his or her option to the extent vested for three months. If an option holder’s service with the Company terminates due to death or disability, the option holder may exercise his or her option to the extent vested twelve months.

Shares of restricted stock or restricted stock unit awards granted under the Plan may be subject to forfeiture in accordance with a vesting schedule determined by the Board, and, to the extent not vested may be forfeited to the Company upon the grantee’s termination of service with the Company.

In the event of the Company’s dissolution or liquidation, all outstanding awards under the Plan will terminate. The Board will make proportionate adjustments in the case of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, or distribution to stockholders other than a normal cash dividend.  In the event of a change in control, all outstanding awards, other than performance shares and performance units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the change in control and shall terminate at the effective time of the change in control.

Term

The Plan will terminate on December 31, 2028.

Federal Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to option awards granted under the Plan. This summary is based on the tax laws in effect as of the date of this Information Statement. Changes to these laws could alter the tax consequences described below.

To the Optionees.

NSOs. An optionee generally will not recognize any income for federal income tax purposes on the grant of an NSO. Upon the exercise of an NSO, an optionee generally will recognize compensation taxable as ordinary income, equal to the difference between the fair market value of the Company’s common stock on the date of exercise and the exercise price. This compensation is subject to withholding taxes. An optionee will recognize gain or loss on the sale or exchange of stock acquired pursuant to an exercise of an NSO. Such gain or loss will be equal to the difference between the optionee’s adjusted basis in the stock, which will include the exercise price and any ordinary income recognized on exercise of the option, and the fair market value of the stock on the date of sale or exchange. The gain may be subject to preferential tax treatment if the stock has been held for more than one year.

ISOs. An optionee will not recognize any income for federal income tax purposes on the grant of an ISO. Upon the exercise of an ISO, tax is deferred until the underlying stock is sold (though the spread at exercise may be a tax preference for purposes of the Alternative Minimum Tax). When sold, the ISO is taxed at the capital gains rate on the full amount of appreciation for the sales proceeds over the option cost, provided the employee has satisfied the holding period prescribed for ISOs—the longer of two (2) years from the date of grant or one (1) year from the date of exercise. If the ISO stock is sold within the holding period, the option is taxed as an NSO.

Generally, a participant will not recognize income upon the grant of restricted stock. When the shares of restricted stock vest, the participant will recognize ordinary income equal to the fair market value of the stock and also will be subject to income and employment tax withholding. We will receive a tax compensation deduction equal to the amount of ordinary income recognized by the participant. A participant who receives a restricted stock award may elect to accelerate his or her tax obligation by submitting a Code Section 83(b) election within 30 days after the grant date, pursuant to which the participant will be taxed on the fair market value of the restricted stock as of the grant date, and we will receive a tax compensation deduction as of the grant date equal to the ordinary income recognized by the participant. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. If, after making the Section 83(b) election, the shares are forfeited, the participant will not be entitled to a loss deduction.

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To the Company.

With the exception of ISO awards, the Company generally is entitled to a business expense deduction at the time and in the amount that the optionee recognizes ordinary income in connection with the grant or exercise of the award. As to grants of ISOs, the Company generally receives no deduction associated with such grant except when the recipient has a disqualifying disposition. Upon a disqualifying disposition, the option loses its ISO status, converts to a NSO, and is taxed accordingly. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the Plan may be limited to the extent that the chief executive officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE CORPORATE ACTIONS

As described in more detail above, the Amended and Restated Articles will result in the increase of the number of shares of Common Stock available for issuance and the authorization of 100,000,000 shares of Preferred Stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and our stockholders. The effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of the 100,000,000 authorized but unissued shares of Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of the Preferred Stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board did not approve the increase in authorized shares with the intent that it be used as a type of anti-takeover device, and the Board did not approve the authorization of the Preferred Stock with the intent that such increase be used as a type of anti-takeover device.

In addition to the potential anti-takeover effects of an effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of the Preferred Stock, certain provisions of the Amended and Restated Articles also could be used by management of the Company to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

As described in more detail above, ARTICLE III of the Amended and Restated Articles provides that the Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of Preferred Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Board to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

While the aforementioned provisions of the Amended and Restated Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific takeover threat currently perceived by management, and neither our management nor our Board views any provision of the Amended and Restated Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Amended and Restated Articles, the Bylaws or other governing documents of the Company, and the Board currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

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EFFECTIVE DATE

The proposed Corporate Actions will become effective only upon the effectiveness of the filing of the Amended and Restated Articles with the Nevada Secretary of State, which filing will specify a delayed effective date that is not earlier than twenty (20) days after the date this Information Statement is first mailed to stockholders, in accordance with Rule 14c-2 under the Exchange Act. The Amended and Restated Articles shall become effective at the effective time specified in the filing made with the Nevada Secretary of State pursuant to Section 78.403 of the NRS. The Board may revoke any proposed Corporate Actions before the effective time thereof without further approval of the stockholders if the Board determines that such action is no longer in the best interests of the Company and its stockholders.

INTERESTS OF CERTAIN PERSONS IN THE ACTION

Certain of the Company’s directors and executive officers have an interest in this transaction as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. The interests of our directors and executive officers arise as a result of their respective ownership of shares of our Common Stock. Accordingly, we do not believe that our directors have interests in this transaction that are different from or greater than those of any other of our stockholders of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information known to us relating to the beneficial ownership of these shares by (i) each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities; (ii) each director; (iii) each executive officer; and (iv) all executive officers and directors as a group. Unless otherwise noted, the address for each named beneficial owner is 732 S 6th St # 4304 Las Vegas, NV 89101.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
HAILIANG LI NO.1 ZHUSHU ROAD LANE 1, PINGDONG VILLAGE, SANXIANG TOWN, ZHONGSHAN CITY GUANGDONG PROVINCE CHINA	20,152,000Shares of Common Stock	27.60%
3H DIGITAL INVESTMENT CO., LIMITED FLAT/RM 1618A 16/F, PIONEER CENTRE 75- NATHAN RD MONG KOK HONG KONG	3,000,000 Shares of Common Stock	4.10%
GOLDFINCH GROUP CO., LIMITED UNIT A7 12/F ASTORIA BLDNG 34 ASHLEY RD TSIM SHA SHUI HONG KONG	3,000,000 Shares of Common Stock	4.10%
SOLANAI GLOBAL LIMITED RM.1801, EASEY COMM. BLDG.,253-261 HENNESSY ROAD WAN CHAI, HONG KONG	3,000,000 Shares of Common Stock	4.10%
FIDELITY WORLD HOLDINGS LIMITED UNIT A7, 12/F ASTORIA BUILDING, 34 ASHLEY ROAD TSIM SHA TSUI HONG KONG	2,500,000 Shares of Common Stock	3.42%

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AURORA PEAK HOLDINGS LTD. FLAT B. 4/F WING LAM MANSION ROAD 1D SAN LAU STREET HUNG HOM KLN HONG KONG	2,484,413 Shares of Common Stock	3.40%
DONG XIONG NO. 18, LIANGSHUJING GROUP, SHANZHAI VILLAGE, DUIPO TOWN, QIXINGGUAN DISTRICT BIJIE, GUIZHOU CHINA	2,200,000 Shares of Common Stock	3.01%
NOVATRIX GLOBAL LIMITED ROOM B3, 19/F, TUNG LEE COMMERCIAL BUILDING, 91-97, JERVOIS STREET, SHEUNG WAN HONG KONG	2,000,000 Shares of Common Stock	2.73%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the Record Date. As of the Record Date, there were 73,011,109 shares of our Company’s common stock issued and outstanding.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement at Transuite.Org Inc., 732 S 6th St # 4304 Las Vegas, NV 89101, telephone (775) 295-4295. Security holders sharing an address can request delivery of a single copy of the Information Statement if they are receiving multiple copies may also request to receive a separate Information Statement at Transuite.Org Inc., 732 S 6th St # 4304 Las Vegas, NV 89101.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as may, expect, believe, anticipate, intend, could, estimate, or might, or the negative or other variations thereof or comparable terminology are intended to identify forward looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

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WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Transuite.Org Inc., 732 S 6th St # 4304 Las Vegas, NV 89101.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS PROVIDED TO THE HOLDERS OF COMMON STOCK OF THE COMPANY AS OF THE RECORD DATE ONLY FOR INFORMATIONAL PURPOSES IN CONNECTION WITH CORPORATE ACTIONS PURSUANT TO AND IN ACCORDANCE WITH RULE 14C-2 OF THE EXCHANGE ACT. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

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EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

TRANSUITE.ORG INC.

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AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

Transuite.Org Inc.

ARTICLE I

NAME

The name of the corporation shall be Transuite.Org Inc. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is one billion one hundred million (1,100,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is one billion (1,000,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is one hundred million (100,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

Section 2. Common Stock.

(a) Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the "Articles") or the Nevada Revised Statutes (hereinafter, the “NRS”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

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(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation's assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation's assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3. Preferred Stock.

(a) Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section "fact or event" includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

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Section 4. Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1. Number of Directors. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2. Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as amended from time to time.

Section 3. Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

Section 4. Repeal And Conflicts. Any repeal or modification of Sections 2 or 3 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 2 or 3 above and any other Article of the Articles, the terms and provisions of Sections 2 or 3 above shall control.

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ARTICLE V

COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a "resident domestic corporation", as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE VI

ACQUISITION OF A CONTROLLING INTEREST

The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

ARTICLE VII

BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to NRS 78.120.

ARTICLE VIII

FORUM SELECTION FOR INTERNAL ACTIONS

Any internal action concerning or to which the Corporation is a party or stated beneficiary must be brought, heard and finally adjudicated in the state or federal courts located in Clark County, Nevada, to the exclusion of all other jurisdictions or venues. An internal action for purposes of this Article VIII means any action, suit or proceeding which is (a) brought in the name or right of the Corporation or on its behalf, including, without limitation, any action subject to NRS 41.520; (b) for, or based upon, any breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation in such capacity; or (c) arising pursuant to, or to interpret, apply, enforce or determine the validity of, any provision of NRS Title 7, these articles, the bylaws of the Corporation, or any agreement entered into pursuant to NRS 78.365.

CERTIFICATION (NRS 78.390)

The UNDERSIGNED hereby certifies as follows:

1.	The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors of the Corporation.

2.

The foregoing Amended and Restated Articles of Incorporation have been duly approved by the holders of a majority of the outstanding shares of voting capital stock of the Corporation entitled to vote thereon.

3.	The Amended and Restated Articles of Incorporation shall become effective at the effective time specified in the filing with the Nevada Secretary of State.

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed on this 27th day of February, 2026.

Transuite.Org Inc.

By:	/s/ Mengqing Fan
Name:	Mengqing Fan
Title:	CEO

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